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                                  EXHIBIT 23.3

                           CONSENT OF DIRECTOR NOMINEE

     I hereby consent to being identified in the Registration Statement on Form SB-2 of S.M.A. Real Time, Inc. (the "Company") as a nominee for election as a director of the Company.


Dated: September 9, 1999


                                                 /S/ Darryl J. Kramer
                                                 ----------------------------
                                                    Darryl J. Kramer